The Universal Institutional Funds, Inc. Prospectus Supplement

May 1, 2008

The Universal Institutional Funds, Inc.

Supplement dated

May 1, 2008 to

The Universal Institutional Funds, Inc. Prospectus

dated May 1, 2008 of:

Global Value Equity Portfolio (Class I)

The first, second and third paragraphs of the section of the Portfolio’s Prospectus entitled “Fund Management – Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio is managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Colin McQueen, a Managing Director of the Sub-Adviser, Douglas M. McGraw and Martin J. Moorman, each an Executive Director of the Sub-Adviser, and Alexander Vislykh, a Vice President of the Sub-Adviser.

Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity since December 2005 and began managing the Portfolio in December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser and its investment management affiliates in an investment management capacity since June 2001 and began managing the Portfolio in April 2004. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and began managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Mr. Vislykh has been associated with the Sub-Adviser in an investment management capacity since July 2002 and began managing the Portfolio in December 2006.

Mr. McQueen is the lead manager of the Portfolio and Messrs. McGraw and Moorman and Vislykh are co-portfolio managers. Mr. McQueen is responsible for the execution of the overall strategy of the Portfolio, although the Portfolio’s assets are managed within the team.

Please retain this supplement for future reference.

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